Exhibit 99.1

Michael Narikawa
EACO Corporation
(714) 876-2490	October 28, 2026

EACO CORPORATION REPORTS RECORD ANNUAL & QUARTERLY NET SALES AND RECORD ANNUAL & QUARTERLY NET INCOME

ANAHEIM, CALIFORNIA – EACO Corporation (OTCID:EACO) today reported financial results for its fiscal year ended August 31, 2026.

Net sales, net income and earnings per share were as follows for the fiscal year ended August 31, 2026 (dollars in thousands, except per share information):

	Three Months Ended August 31,		%
	2026	2025	Change
	(unaudited)	(unaudited)
Net sales	$163,890	$122,469	33.8%

Net income	$15,511	$9,128	69.9%

Basic earnings per common share	$3.19	$1.87	70.6%

	Year Ended August 31,		%
	2026	2025*	Change
	(unaudited)
Net sales	$535,029	$427,931	25.0%

Net income	$48,193	$32,294	49.2%

Basic earnings per common share	$9.90	$6.63	49.3%

*	Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2025 filed with the U.S. Securities and Exchange Commission on November 20, 2025.

The Company had 500 sales employees at August 31, 2026, an increase of 43 or 9.4% from the prior year quarter. The Company’s sales force is divided into sales focus teams (SFT’s). The Company had 124 SFT’s as of August 31, 2026, an increase of 8 from the prior year quarter. Management anticipates continued growth in both our headcount and SFT’s in fiscal year 2027. The Company believes it continues to gain market share through its local presence business model.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955, as amended. These forward-looking statements include, without limitation, statements related to our headcount expansion, growth in market share, and other statement that is not historical information. These forward-looking statements are based on our current expectations and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. The potential risks and uncertainties include, but are not limited to, our ability to hire and retain additional qualified employees, our ability to open additional sales offices, and to gain market acceptance for our products, the pricing and availability of our products, the success of our sales and marketing programs, the impact of products offered by our competitors from time to time, and as well as uncertainty pertaining to economic uncertainty, international tariffs, and international conflicts. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in EACO’s most recent Form 10-K and all subsequent Form 10-Q reports filed by us with the SEC. The forward-looking statements included in this release speak only as of the date hereof, and EACO does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

EACO Corporation and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands, except share information)

(unaudited)

	August 31,	August 31,
	2026	2025*
ASSETS
Current Assets:
Cash and cash equivalents	$647	$728
Restricted cash	10	10
Trade accounts receivable, net	86,650	65,863
Inventory, net	96,898	83,980
Marketable securities, trading	44,940	30,375
Prepaid expenses and other current assets	6,977	5,009
Total current assets	236,122	185,965
Non-current Assets:
Property, equipment and leasehold improvements, net	36,178	34,670
Operating lease right-of-use assets	9,302	6,814
Other assets, net	2,378	2,704
Total assets	$283,980	$230,153
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Trade accounts payable	$47,471	$33,179
Accrued expenses and other current liabilities	18,647	29,762
Current portion of operating lease liabilities	4,079	2,843
Current portion of long-term debt	3,693	135
Total current liabilities	73,890	65,919
Non-current Liabilities:
Long-term debt	–	4,079
Operating lease liabilities	6,171	4,305
Total liabilities	80,061	74,303
Commitments and Contingencies
Shareholders’ Equity:
Convertible preferred stock, $0.01 par value per share; 10,000,000 shares authorized; 36,000 shares outstanding (liquidation value $900)	1	1
Common stock, $0.01 par value per share; 8,000,000 shares authorized; 4,861,590 shares outstanding	49	49
Additional paid-in capital	12,378	12,378
Accumulated other comprehensive income	26	74
Retained earnings	191,465	143,348
Total shareholders’ equity	203,919	155,850
Total liabilities and shareholders’ equity	$283,980	$230,153

*Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2025 filed with the U.S. Securities and Exchange Commission on November 20, 2025.

EACO Corporation and Subsidiaries

Condensed Consolidated Statements of Income

(in thousands, except for share and per share information)

(unaudited)

	Three Months Ended August 31,		Year Ended August 31,
	2026	2025	2026	2025*
Revenues	$163,888	$122,469	$535,027	$427,931
Cost of revenues	110,874	85,125	366,985	299,225
Gross margin	53,014	37,344	168,042	128,706
Operating expenses:
Selling, general and administrative expenses	31,770	25,884	103,500	86,863
Income from operations	21,244	11,460	64,542	41,843
Other (expense) income:
Net gain on trading securities	605	512	1,315	1,273
Interest and other expense	(45)	(61)	(175)	(204)
Other income (expense), net	560	451	1,140	1,069
Income before income taxes	21,804	11,911	65,682	42,912
Provision for income taxes	6,293	2,783	17,489	10,618
Net income	15,511	9,128	48,193	32,294
Cumulative preferred stock dividend	(19)	(19)	(76)	(76)
Net income attributable to common shareholders	$15,492	$9,109	$48,117	$32,218

Basic earnings per common share:	$3.19	$1.87	$9.90	$6.63
Diluted earnings per common share	$3.16	$1.86	$9.83	$6.59
Basic weighted average common shares outstanding	4,861,590	4,861,590	4,861,590	4,861,590
Diluted weighted average common shares outstanding	4,901,590	4,901,590	4,901,590	4,901,590

* Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2025 filed with the U.S. Securities and Exchange Commission on November 20, 2025.

EACO Corporation and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Year Ended August 31,
	2026	2025*
Operating activities:
Net income	$48,193	$32,294
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,826	1,675
Bad debt expense	1,092	359
Unrealized (gain) on trading securities	(237)	(469)
Deferred tax provision	511	1,281
Increase (decrease) in cash flow from change in:
Trade accounts receivable	(21,879)	(12,950)
Inventory	(12,918)	(14,378)
Prepaid expenses and other assets	(2,153)	(1,505)
Operating lease right-of-use assets	(2,488)	699
Trade accounts payable	13,952	5,763
Accrued expenses and other current liabilities	(11,115)	4,852
Operating lease liabilities	2,716	(452)
Net cash provided by operating activities	17,500	17,169
Investing activities:
Additions to property, equipment, and leasehold improvements	(3,334)	(1,284)
(Purchase) of marketable securities, trading	(40,055)	(24,233)
Sale of marketable securities, trading	25,727	9,075
Net cash used in investing activities	(17,662)	(16,442)
Financing activities:
Repayments on long-term debt	(135)	(129)
Preferred stock dividend	(76)	(76)
Bank overdraft	340	(638)
Net cash provided by (used in) financing activities	129	(843)
Effect of foreign currency exchange rate changes on cash and cash equivalents	(48)	1
Net (decrease) in cash, cash equivalents, and restricted cash	(81)	(115)
Cash, cash equivalents, and restricted cash - beginning of period	738	853
Cash, cash equivalents, and restricted cash - end of period	$657	$738
Supplemental disclosures of cash flow information:
Cash paid for interest	$175	$204
Cash paid for income taxes	$26,629	$11,995

* Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2025 filed with the U.S. Securities and Exchange Commission on November 20, 2025.